Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                  August 3, 2007

     Supplement to the Class A, Class B and Class C Shares Prospectus, Class
                     R Shares Prospectus and Class Y Shares
                 Prospectus, as in effect and as may be amended,
                                       of:



Fund                                                           Prospectus Date

Pioneer Bond Fund                                                      11/1/06
Pioneer Classic Balanced Fund                                          11/6/06
Pioneer Floating Rate Fund                                             2/14/07
Pioneer Global High Yield Fund                                          3/1/07
Pioneer High Yield Fund                                                 3/1/07
Pioneer Short Term Income Fund                                           1/1/07
Pioneer Strategic Income Fund                                           2/1/07


       Supplement to Class Z Shares Prospectus, as in effect and as may be amended, of:



                                                            Fund Prospectus Date

Pioneer Bond Fund                                                        7/6/07
Pioneer Global High Yield Fund                                           7/6/07
Pioneer High Yield Fund                                                  7/6/07
Pioneer Strategic Income Fund                                            7/6/07

Effective August 3, 2007, the following language should be added as the final paragraphs in the section entitled "Non-principal investment strategies and related risks":

Event-linked bonds

The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

The fund may also invest in event-linked swaps or similar event-linked derivative instruments, which typically are contingent or formulaically related to defined trigger events. Event-linked derivative instruments are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

                                                                   21094-00-0807
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC